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                                                                  EXHIBIT 10.29

                FORM OF ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT

                              (Lease Reserve Fund)

         THIS ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT, dated as of June 30, 1997, from ALCO II, L.L.C., a North Carolina limited liability company ("Borrower") and ____________________, a Delaware corporation ("Lessee" and, together with Borrower, "Assignor") in favor of CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Lender").

                                    RECITALS

         A. In order to secure the commencement of the payment of rent under that certain Lease Agreement of even date herewith (the "Lease") between Borrower, as lessor, and Lessee, as lessee, Borrower requires the establishment and maintenance of a deposit account to serve as a lease commencement reserve fund in connection with the Lease and further requires the assignment and pledge of such account to Borrower as security for the aggregate of all of Lessee's obligations under the Lease (collectively, the "Lease Obligations").

         B. Borrower has requested a loan from the Lender in the principal amount of $_________ (the "Loan"). The Loan will be evidenced by, among other things, a Building and Term Loan Agreement between Lender and Borrower (as the same may hereafter be amended, the "Loan Agreement").

         C. As a condition to making the Loan, Lender requires the establishment and maintenance of a deposit account to serve as a lease commencement reserve fund in connection with the Loan and further requires the assignment and pledge of such account to Lender as security for the aggregate of all principal and interest owing from time to time pursuant to the Loan and all expenses, charges and other amounts from time to time owing pursuant to the Loan Agreement and each of the Loan Documents (as defined in the Loan Agreement) executed in connection with the Loan, and all covenants, agreements, and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents (collectively, the "Loan Obligations").

         NOW, THEREFORE, the parties agree as follows:

         1. ESTABLISHMENT OF RESERVE FUNDS. Lessee will deposit with Colonial Bank in Birmingham, Alabama, pursuant to the terms of the Lease and the Loan Agreement certain funds provided as a lease commencement reserve fund and thereafter a reserve fund for the Lease Obligations (which funds, together with interest from time to time earned thereon and together with such other moneys as may subsequently be deposited in the lease commencement reserve fund or the reserve fund for the Lease Obligations for the benefit of the Borrower pursuant to the Lease and for the benefit of Lender pursuant to the Loan Agreement, are herein referred to as the "Reserve Funds").

         2. INVESTMENT OF RESERVE FUNDS. The Reserve Funds shall be invested and reinvested from time to time in any deposit account with a federally insured financial institution selected by Lender having a maturity acceptable to Lender (but not in excess of the maturity of the Loan unless permitted by Lender in Lender's sole discretion). If upon any Event of Default or upon any other event for which this Assignment or the Loan Agreement permits withdrawal of Reserve Funds, Lender causes to be withdrawn and paid to Lender all or any part of the Reserve Funds, upon such withdrawal Assignor acknowledges that a substantial penalty and loss of interest otherwise accrued may be imposed upon Assignor as a result of such withdrawal prior to maturity of the investment. All such investments


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or accounts (whether one or more) are herein referenced to as the "Deposit
Account." All interest which shall accrue on the Deposit Account shall remain in the Deposit Account to be disbursed to Lessee semi-annually (or less frequently as provided in the terms of any investment selected by Lessee with a maturity in excess of six (6) months) provided that there is no outstanding Default or Event of Default pursuant to the Loan Agreement. The Reserve Funds may be commingled at Lender's option with other reserves held in connection with the Loans pursuant to the Loan Agreement, but in such event the Reserve Funds and interest thereon will remain subject to the first priority assignment in favor of Lender, and Lender will maintain accurate records of the amount of Reserve Funds and the amount of any other funds in such Deposit Account.

         3. GRANT OF SECURITY INTEREST. In order to secure the Loan Obligations, Assignor hereby assigns, sells, transfers, pledges, sets over and delivers to the Lender and grants Lender a security interest in the Reserve Funds then held on deposit with the Lender (or such financial institution) in the Deposit Account, including all accrued interest thereon which from time to time has not been disbursed to Assignor, together with all certificates or other writings now or hereafter issued by the Lender (or such financial institution) as evidence thereof.

         4. PAYMENT UPON DEFAULT. Upon the occurrence of any Event of Default pursuant to the Loan Agreement, the Lender may, and is hereby authorized, in Lender's sole discretion, to pay to Lender all or any portion of the Reserve Funds (including any interest which has accrued thereon and has not yet been disbursed to Assignor) and Lender may then apply such Reserve Funds in full or partial payment of the Loan Obligations then owing to Lender, whether or not then due, in such order, manner, and extent as the Lender may elect, including but not limited to the performance of any of the Borrower's covenants under the Loan Documents. Should Lender elect to withdraw any declaration of an Event of Default, then upon request of the Lender, Borrower will replenish any funds applied by Lender to the Loan Obligations from the Deposit Account.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that the Borrower has full power and authority to pledge the Reserve Funds in the Deposit Account to the Lender, and that the Deposit Account is free and clear of all liens and encumbrances of any nature whatsoever (other than the assignment, pledge and security interest created hereby), and Borrower will not further encumber the Deposit Account without Lender's prior written consent.

         6. TERMINATION OF ASSIGNMENT. This is a continuing pledge and assignment, and this Assignment shall remain in full force and effect until such time as the Borrower pays in full all Loan Obligations, at which time this Assignment shall become null and void; otherwise, it shall remain in full force and effect until proper release thereof is made in writing by the Lender.

         7. NO WAIVERS OR RELEASES BY LENDER TO AFFECT ASSIGNMENT. The Lender may take or release any other security and may release any party primarily or secondarily liable for any obligations hereby secured, and may grant extensions, renewals, or indulgences of such obligations, or any of them, all without releasing or in any way affecting this Assignment. Lender may proceed under this Assignment without Lender first resorting to any other collateral or making demand on any other party liable on the obligations hereby secured.

         8. SEVERABILITY. The provisions of this Assignment are severable; inapplicability or unenforceability of any provision shall not limit or impair the operation or validity of any other provisions of this Assignment.

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         9. SUCCESSORS AND ASSIGNS. This Assignment and all representations and warranties, powers, and rights contained herein shall bind the successors and assigns of the Borrower, Lessee and Lender and shall inure to the benefit of their successors and assigns.

         10. NOTICES. All notices and other communications provided for hereunder shall be given at the addresses of the Borrower, Lessee and Lender as set forth in the Lease and the Loan Agreement and shall be deemed received in accordance with the provisions set forth in the Loan Agreement.

         11. TAX IDENTIFICATION NUMBER. Borrower's federal tax identification number is 582223470, and all interest accruing from time to time on the Deposit Account will be reported under such number to the Internal Revenue Service, and disbursements to Borrower will be subject to any withholding requirements, notwithstanding anything to the contrary herein.

         12. FURTHER ASSURANCES. Borrower will, at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Lender may reasonably request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Reserve Funds.

         13. CONTROLLING LAW. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. THE LENDER'S PRINCIPAL PLACES OF BUSINESS ARE LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE BORROWER AGREES THAT THIS ASSIGNMENT SHALL BE HELD BY LENDER AT ITS PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS ASSIGNMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWER WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE. THE BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON COUNTY, ALABAMA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS ASSIGNMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

         14. WAIVER OF JURY TRIAL. THE BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS ASSIGNMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER WITH BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS ASSIGNMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES LENDER THIS ASSIGNMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS ASSIGNMENT WITH


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ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR
AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN BETWEEN BORROWER WITH LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the day and year first above written.

                                  END OF PAGE
                             SIGNATURE PAGES FOLLOW


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                                       LENDER:

                                       CAPSTONE CAPITAL CORPORATION

                                       By
                                          ------------------------------
                                       Its
                                           -----------------------------

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                                       BORROWER:

                                       ALCO II, L.L.C.

                                       By
                                          ------------------------------
                                            Charles E. Trefzger
                                            Managing Member


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                                       ---------------------

                                       By
                                         -------------------------------
                                              Brian L. Barth
                                              Vice President


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SCHEDULE TO EXHIBIT 10.29 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF
REGULATION S-K

                    ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT

PROJECT                PARTIES                                                   AMOUNT           DATE
-------                -------                                                   ------           ----

Roanoke, VA            ALCO II, L.L.C. (Borrower) and BCC at Roanoke, Inc.      $4,845.00       6/30/97
                       (Lessee)

Harrisonburg, VA       ALCO I, L.L.C. (Borrower) and BCC at Harrisonburg,       $4,845.00       6/30/97
                       Inc. (Lessee)

Danville, VA           ALCO III, L.L.C. (Borrower) and BCC at Danville,         $4,580.00        9/3/97
                       Inc. (Lessee)